Exhibit 10.11
                  SECOND AMENDMENT TO CONTRIBUTION, CONVEYANCE
                            AND ASSUMPTION AGREEMENT


This Amendment (the "Amendment Agreement") to the Contribution, Conveyance and Assumption Agreement, dated as of July 5, 1994, is made and entered into on March 1, 1995 by and among Ferrellgas Partners, L.P., a Delaware limited partnership (the "Master Partnership"), Ferrellgas, L.P., a Delaware limited partnership (the "Operating Partnership"), and Ferrellgas, Inc. a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, on July 1, 1994 the Company, the Master Partnership and the Operating Partnership, entered into a ceratin Contribution, Conveyance and Assumption Agreement (the "Contribution Agreement") and a certain Conveyance Assignment and Bill of Sale (the "Bill of Sale") both dated effective as of July 5, 1994; and

         WHEREAS,   the  Company,  the  Master  Partnership  and  the  Operating
Partnership have entered into a certain First Amendment to Contribution, Conveyance and Assumption Agreement dated July 5, 1994; and

         WHEREAS, the Company, the Master Partnership and the Operating Partnership desire to execute this Amendment Agreement in order to revise the schedule entitled "Schedule 1 - Excluded Assets" to include the common stock of Ferrell Propane Gas Company of Missouri, which was erroneously omitted from such schedule.

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Company, the Master Partnership and the Operating Partnership agree as follows:

         1.       Modification of Schedule 1 - EXCLUDED ASSETS.
Schedule 1 of the Contribution Agreement, entitled "EXCLUDED ASSETS, " Is hereby deleted in its entirety and the following schedule 1 is inserted in its place:

                                   "Schedule 1

                                 EXCLUDED ASSETS

         Ferrellgas, Inc. will not contribute to Ferrellgas, L.P. the following Assets (the "Excluded Assets"):

                  (1) Thirty Nine Million Dollars ($39,000,000.00) in cash

                  (2) Seventeen Million Dollars ($17,000,000.00) in receivables from affiliates of its parent, Ferrell Companies, Inc.

                  (3) Class B redeemable common stock of Ferrell Companies, Inc with a book value of approximately Thirty Six Million Dollars ($36,000,000.00)

                  (4) All of the outstanding shares of Common Stock of Ferrell Propane Gas Company of Missouri."

         2. No Other Amendment of Modification. Except as explicitly amended pursuant to paragraph 1 of this Amendment Agreement, no amendment, modification or other change is made pursuant to the Amendment Agreement to the Contribution Agreement. This Amendment Agreement shall hereafter be referred to as the Second Amendment to the Contribution Conveyance and Assumption Agreement dated effective July 5, 1994.

         IN WITNESS WHEREOF, this Amendment Agreement has been duly executed by the parties hereto as of the date first above written.


                                                         FERRELLGAS, INC.

                                                   By:  _______________________
                                                            Danley K. Sheldon
                                                       Senior Vice President and
                                                         Chief Financial Officer

                                                         FERRELLGAS, L.P.
                                                      By:  Ferrellgas, Inc., as
                                                              General Partner

                                                By:  __________________________
                                                            Danley K. Sheldon
                                                       Senior Vice President and
                                                         Chief Financial Officer

                                                      FERRELLGAS PARTNERS, L.P.
                                                      By:  Ferrellgas, Inc. as
                                                              General Partner

                                             By:  ___________________________
                                                             Danley K. Sheldon
                                                     Senior Vice President and
                                                     Chief Financial Officer